                                                                   EXHIBIT 10.62

                                  April 2, 1998


TCI Falcon Holdings, LLC
c/o Tele-Communications, Inc.
Terrace Tower II
5619 DTC Parkway
Englewood, Colorado  80111-3000

Gentlemen:

      Reference is made to (i) the Contribution and Purchase Agreement (the "Contribution Agreement"), dated as of December 30, 1997, between Falcon Holding Group, L.P. ("FHGLP"), Falcon Communications, L.P. ("NewFalcon"), TCI Falcon Holdings, LLC ("TCI"), and certain other persons, and (ii) the First Amendment to Contribution and Purchase Agreement (the "First Amendment"), entered into as of March 23, 1998, among FHGLP, NewFalcon, and TCI. Capitalized terms used in this letter and not otherwise defined in this letter have the meanings assigned to them in the First Amendment.

      This letter, when countersigned by TCI below, will constitute an amendment to the Contribution Agreement, as previously amended by the First Amendment, as follows:

      1. For all purposes under the Contribution Agreement, all terms and provisions of the First Amendment (including all consents, agreements, and waivers contained in the First Amendment), are incorporated in this amendment as if stated herein, except that references in the First Amendment to the terms of the Debentures as described in the Offering Memorandum shall be deemed to include the terms described on Schedule 1 attached to this letter, to the extent such terms differ from the terms of the Offering Memorandum.

      2. FHGLP and TCI agree that the Contribution Agreement is hereby deemed amended in all respects necessary to give effect to the consents, agreements, and waivers contained in this amendment, whether or not a particular Section or provision of the Contribution Agreement is referred to in the First Amendment and thereby incorporated herein. Except as amended hereby, the Contribution Agreement, as previously amended by the First Amendment, shall remain unchanged and in full force and effect, and this amendment shall be governed by and subject to the terms of the Contribution Agreement, as amended by the First Amendment and as amended hereby. From and after the date of this amendment, each reference in the Contribution Agreement to "this Agreement," "hereof," "hereunder," or words of like import, and all references to the Contribution Agreement in any and all agreements, instruments, documents, notes, certificates, and other writings of every kind and nature (other than in this amendment or as otherwise expressly provided) shall be deemed to mean the Contribution Agreement, as amended by the First Amendment and this amendment.

TCI Falcon Holdings, LLC
April 2, 1998
Page 2


      3. This amendment may be referred to as the Second Amendment to Contribution and Purchase Agreement.

      Please indicate your agreement to the foregoing by executing below and returning one fully executed original to Falcon Holding Group, L.P.


                                         FALCON HOLDING GROUP, L.P.

                                         By:  Falcon Holding Group, Inc.


                                         By:  /s/ Stanley S. Itskowitch
                                              ----------------------------------
                                              Name:  Stanley S. Itskowitch
                                              Title: Executive Vice President


                                         FALCON COMMUNICATIONS, L.P.

                                         By:   Falcon Holding Group, L.P.
                                         By:   Falcon Holding Group, Inc.


                                         By:   /s/ Stanley S. Itskowitch
                                              ----------------------------------
                                               Name:  Stanley S. Itskowitch
                                               Title: Executive Vice President



AGREED AND ACCEPTED AS OF
THIS 2nd DAY OF APRIL 1998


TCI FALCON HOLDINGS, LLC


By:  /s/ William R. Fitzgerald
     ------------------------------------
     Name:  William R. Fitzgerald
     Title: Vice President

MORGAN STANLEY                                                    March 31, 1998
--------------------------------------------------------------------------------
High Yield New Issue Summary


Issuer:                                  Falcon Holding Group, L.P.
Type of Security:                        Senior Debentures
Amount:                                  $375,000,000.00
Maturity:                                April 15, 2010
Coupon:                                  8.375%
Issue Price per Note:                    $997.32 (99.732%)
Yield:                                   8.410%
Spread to UST:                           275 bps
Ratings:                                 B2/B
Underwriters:                            MSDW, Lazard, DLJ, ML, BARS, BoB,
                                         Chase, CIBC, Nations, TD
Distribution Method:                     144A with Registration Rights
Trade Date:                              3/31/98
Settlement date:                         4/3/98
Type of Settlement:                      Flat (same day funds)
Use of Proceeds:                         To repay indebtedness outstanding under
                                         the Bank Credit Agreement

Call Schedule:                           Beginning April 15:
                                                   2003 @ 104.188
                                                   2004 @ 102.792
                                                   2005 @ 101.396
                                                   2006 and thereafter @100.000

Equity Clawback:                         Prior to April 15, 2001, the company
                                         may redeem up to 35% of the aggregate
                                         principal amount at maturity of the
                                         Notes with the net proceeds of one or
                                         more Equity Offerings at a price of
                                         108.375% of Accreted Value.

Cusips:                                  144A:     30606PAA7
                                         AI:       30606PAB5
                                         Reg S:    U30589AA0
Gross Spread:                            2.500%
Selling Concession:                      0.250%
External Reallowance:                    0.125%

MORGAN STANLEY                                                    March 31, 1998
--------------------------------------------------------------------------------
High Yield New Issue Summary

Issuer:                                  Falcon Holding Group, L.P.
Type of Security:                        Senior Discount Debentures
Amount:                                  $435,250,000.00 (Face)
                                         $275,639,472.50 (Proceeds)

Maturity:                                April 15, 2010
Coupon:                                  Non-Cash first 5 Years; cash thereafter
                                         (April 15 and October 15)

Option Cash
Interest Payments:                       Any time prior to 4/15/03, the Issuer
                                         may elect to commence the accrual of
                                         cash interest on any Semi-annual
                                         Accrual Date, in which case the
                                         outstanding principal amount at
                                         maturity of each Senior Discount
                                         Debenture will be reduced to the
                                         Accreted Value of such Semi-annual
                                         Accrual Date and cash interest will be
                                         payable on such Debenture on each
                                         interest payment date thereafter.

Yield:                                   9.285%
Issue Price per Note:                    $633.29 (63.329%)
Spread to UST:                           363.5 bps
Ratings:                                 B2/B
Underwriters:                            MSDW, Lazard, DLJ, ML, BARS, BoB,
                                         Chase, CIBC, Nations, TD
Distribution Method:                     144A with Registration Rights
Trade Date:                              3/31/98
Settlement Date:                         4/3/98
Type of Settlement:                      Flat (same day funds)
First Cash Pay:                          October 15, 2003
Use of Proceeds:                         To repay indebtedness outstanding under
                                         the Bank Credit Agreement

Call Schedule:                           Beginning April 15:
                                                   2003 @ 104.643
                                                   2004 @ 103.095
                                                   2005 @ 101.548
                                                   2006 and thereafter @ 100.000

Equity Clawback:                         Prior to April 15, 2001 the company may
                                         redeem up to 35% of the aggregate
                                         principal amount at maturity of the
                                         Notes with the net proceeds of one or
                                         more Equity Offerings at a price of
                                         109.285% of Accreted Value.

Cusips:                                  144A      30606PAD1
                                         AI:       30606PAE9
                                         Reg S:    U30589AB8
Gross Spread:                            3.000%
Selling Concession:                      0.250%
External Reallowance:                    0.125%

                           FALCON HOLDING GROUP, L.P.
--------------------------------------------------------------------------------
                                 Pricing Details

           Settlement Date:                         4/3/98
           Proceeds:                                $275,639,472.50
           Face Amount:                             $435,250,000.00
           Yield:                                   9.285%
           Price (%):                               63.329
           Price per Bond:                          $633.29

               Semi-Annual Accrual Date           Period                         Accreted Value
               -------------------------     ------------------     -------------------------------------
                                                                    (w/out truncating new issue price but
                                                                        truncating of accreted value)

Settlement              4/3/98                       0
                       10/15/98                   1.06667                            $633.29
                       4/15/99                    2.06667                            $664.70
                       10/15/99                   3.06667                            $695.56
                       4/15/00                    4.06667                            $727.85
                       10/15/00                   5.06667                            $761.64
                       4/15/01                    6.06667                            $797.00
                       10/15/01                   7.06667                            $834.00
                       4/15/02                    8.06667                            $872.72
                       10/15/02                   9.06667                            $913.23
                       4/15/03                   10.06667                            $955.63
                                                                                    $1,000.00